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NASDAQ Global Market March 2007 SUPR –
EXHIBIT 99
such cause the looking Superior in that statements of could especially “forward cautions other that as in judgment or identified Bancorp the uncertainties light of various important factors conditions, hereby Superior presentation reflecting and economic this risks are 1933. of in estimates general occur number performance, they necessarily a include or involve factors wherever are results and those operations, statements,” Bancorp management of Superior

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements future statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange looking to senior rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and changes due to natural disasters, such as hurricanes. Superior Bancorp disclaims any intent or obligation to update “forward looking statements.” concerning Act of 1934 and Section 27A of the Securities Act of “forward attributable Bancorp’s actual results to differ materially from those suggested by the “forward looking statements.” Such “forward looking statements” should, therefore, be considered in set forth from time to time in Superior Bancorp’s reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such “forward looking statements,” some Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest
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Company History 5-year Plan of Value Creation Acquisition Strategy Current Franchise

Update Balance Sheet Summary Pro Forma Assessment I. II. III. IV. V. VI.
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Florida
Alabama, (Wachovia, assets chaos total NE Centura) in markets: sheet partners merger RBC billion performance balance bank from $3-$4 bank growth Compass, to peer on Re-engineer strategic customers bank Focus Seek Add Regions, Build Achieve

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Status
2005: 2006:
Platform Stabilization Balance Sheet Cleanup Staffing Optimization Market Expansion Growth to $3 billion
Done Done Done Done In Process In Process In Process
Merger Integration Profitability Maximization Shareholder Value Maximization
2007-2008: 2009:
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2006
Nov

Offices: 16
Bancshares,
Alabama Consolidation Community million Acquired Assets: $570 Action: Rationale:
franchise Alabama current impact bank of transformation Alabama sheet financial asset rationalization forma billion the balance pro Accelerates Compelling $1.7 Accelerates Creates
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73B Offices: 38 68,000 branches planned consumer finance 35MM outstanding)
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2006

2007
AugJan Offices: 12 Offices: 3 Bankshares, Community, Florida Expansion
People’s
Kensington
million Announced million
Acquired
Assets: $327Assets: $325 Action: Action: Rationale:
experience market M&A franchise and high-growth Florida Florida impact and extensive billion affluent financial $1 build large, forma to into management’s pro Opportunity Expansion Leverages Compelling

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People’s Community
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Summary
locations in Sarasota and Manatee Counties Financial 4 Year CAGR = 44% 4 Year CAGR = 37% 1.38% ROAA
Assets of $325 million Gross loans of $250 million • Deposits of $251 million • High performing bank • 3 branch
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Movement into the Sarasota MSA significantly improves the growth and demographic profile of the pro forma company
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Notes: Demographic data as of June 30, 2006 [1]Blount County included in Birmingham MSA data and its demographic information is county level Source: SNL Financial
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to Executive VP in fourteen years
Independent Bank in Sarasota Has worked with Neil McCurry since 1992, as he was retained by

NCNB following an acquisition st
Began banking career in 1988 with NCNB Top producing lender for NCNB in the Sarasota market Before establishing People’s in 1998, worked at various institutions on Florida’s west coast serving in executive roles Actively involved in the community and local business leagues Began banking career in 1990 with C&S National Bank in Sarasota Joined People’s in 2001 as a Senior VP and Senior Lending Officer, subsequently promoted 2003 Previously a commercial banker with Bank of America in Tampa for Joined People’s in 2004 as Manatee County Executive Began banking career in 1977 with 1 Served as Executive VP and CFO for West Coast Bank for 13 years and oversaw its merger and integration with Guarantee National Bank Appointed Executive VP and CFO of People’s in 2002
Neil McCurry, Jr. • • • • Rick Halloran • • • Chris Pennewill • • Dee Barth • • •
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2005
January
$1.3B $0.9B $1.1B $160MM 40,000 Assets: Loans: Deposits: Cap: Total Total Total Market Depositors:
results estimat

ed for post-merger using 12/31/06 data for SUPR, People’s Notes: 3Q 07
07
3Q
Forma
Pro
$2.8B $1.9B $2.2B $450MM 105,000 Assets: Loans: Deposits: Cap: Total Total Total Market Depositors:

Forma
Pro
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2005
$930 million
January
07
3Q
$1.9 billion
Forma
Pro
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Banking assets in recent M&A
2005 2006 2007 53.9B 197.7B 34.2B 285.8 B — $$$ $ — Total Wachovia / SouthTrust Regions / AmSouth BBVA / Compass
Notes: All values as reported for most recent quarter pre-merger
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2007 Growth Co.
FYE Deposit 2007 at Bank Holding – Offs Ratio FYE assets – Growth Growth @ in ROAA ROAA Transaction Charge NPAs billion Loan Deposit Efficiency 0.60% 0.80% 10% 0.25%
12% 8% 71% 0.50%
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deals Florida important personnel Alabama, platform of dislocation strategically Northeast and operating experience of customer accretive Sizable Banking Economies In-market Three

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NASDAQ Symbol: SUPR
2

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2005
$1.1 billion
January
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07
3Q
$2.2 billion

$1.1 billion
January
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Bancshares,
Alabama Consolidation Community million Acquired Assets: $570 Action: Rationale:
franchise Alabama current impact bank of transformation Alabama sheet financial asset rationalization forma billion the balance pro Accelerates Compelling $1.7 Accelerates Creates
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Alabama Consolidation Community million Acquired Assets: $570 Action: Rationale:
franchise Alabama current impact bank of transformation Alabama sheet financial

07
3Q
Forma
Pro
$2.8B $1.9B $2.2B $450MM 105,000 Assets: Loans: Deposits: Cap: Total Total Total Market Depositors:

million Acquired Assets: $570 Action: Rationale:
franchise Alabama current impact bank of transformation Alabama sheet financial asset rationalization forma billion the balance pro Accelerates Compelling $1.7 Accelerates Creates